Receivables from hub partners	12 Months Ended
Dec. 31, 2022
Receivables from hub partners.
Receivables from hub partners

12.        Receivables from hub partners

The receivables from hub partners are amounts of cash transferred to hub partners centers as follows:

	December 31,	December 31,
	2022	2021
Credit to hub partners – distance learning centers	82,650	—
Allowance for expected credit losses of financial assets	(2,554)	—
Financial assets	80,096	—
Current	31,979	—
Non-current	48,117	—

The amount of allowance for expected losses is rated by partner, the estimate is calculated by the relationship between the amounts of credit to hub partners and the accumulated amount transferred by joint operations during the last 12 months. For partners with an index higher than 1.4, the Entity recorded a provision of 25% of the balance of resources made available to the partner. For the others, the provision made was 2% of the balance.